SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement For A Special Meeting
|_| Confidential. For use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|X|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Nooney Realty Trust, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

|_| Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

==============================
NOONEY
------------------------------
REALTY
------------------------------
TRUST
==============================
A Real Estate Investment Trust

7701 Forsyth Boulevard
St. Louis, Missouri 63105-1877
(314) 863-7700
                                  July 24, 1997

                  DO NOT LET JOHNSON BENEFIT BY TAKING CONTROL
                                  OF YOUR TRUST

Dear Shareholder:

Mr. Johnson 's latest "fight" letter claims this proxy contest is not about Mr. Johnson or control of the Trust.

                   DON'T BE CONFUSED - LET'S LOOK AT THE FACTS

The proxy statement circulated by David Johnson, alias "The Committee", states that if the Committee is successful in defeating your Board's proposed amendment, David Johnson intends to nominate a new slate of directors at the next annual meeting. The proxy statement further goes on to say that if David Johnson is unsuccessful in defeating your Board's proposed amendment, David Johnson currently does NOT intend to solicit proxies at the next meeting.
                       ---

                    IS JOHNSON REALLY CONCERNED ABOUT THE TAX
                     STATUS OF THE TRUST OR IS HE LOOKING TO
                              LINE HIS OWN POCKETS?

Since Mr. Johnson became aware of PICO's ownership exceeding 9.8%, he has purchased an additional 5,900 shares either through KelCor, Inc. or personally. Why would he do this if he were truly concerned about the tax status?

Your Board came to the decision to recommend the proposed Bylaw amendment after careful consideration of all of the facts, including a thorough briefing of the Board's options by its legal counsel.

The decision was based primarily on these facts:

* The Board was satisfied that no violation of the Trust's tax status as a REIT was involved even when PICO owned 23.3%.

* PICO disposed of all shares in excess of 9.8% in a manner that meets the IRS Code for the purpose of complying with the Bylaw in question.

*    Johnson  is  asking  the  Board  to  seize  PICO's  excess  shares  WITHOUT
                                                                         -------
     COMPENSATION  which  would  lead to long  and  costly  litigation  with the
     ------------
     outcome unclear at best.

* Your Board believes that since there has been no harm to the Trust, it is better to continue to pay dividends to shareholders (which have risen from $.56 per share to $.88 per share over the past three years) rather than pay lawyers for expensive and likely unproductive litigation.

Clearly, David Johnson's actions and published intentions do not warrant shareholder support for his effort to defeat the bylaw amendment. DEFEAT JOHNSON BY VOTING FOR THE BYLAW AMENDMENT PROPOSAL ON THE GOLD PROXY CARD.

If you have already voted against the proposal, you have every legal right to change your mind and vote FOR it, as your Board recommends. ONLY YOUR LATEST DATED PROXY CARD WILL COUNT.

Your vote is  important.  Please sign,  date and return the enclosed  GOLD Proxy
                                                                      ----
Card in the business reply envelope provided. Thank you for your prompt attention to his urgent matter.

If you have questions, or need assistance in voting your shares, please call MacKenzie Partners, Inc., which is assisting the Trust with this solicitation, toll-free at (800) 322-2885.

We appreciate your support of the Trust.

                                       Sincerely,

                                       /s/ Gregory J. Nooney, Jr.

                                       Gregory J. Nooney, Jr.
                                       Chairman

                                    [FRONT]

GOLD PROXY

                            NOONEY REALTY TRUST, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned does hereby appoint Gregory J. Nooney, Jr., Patricia A. Nooney and Gene K. Beare and each of them, the true and lawful attorneys-in-fact and proxies of the undersigned (acting by a majority hereunder), with full power of substitution, to vote all common shares of the undersigned in Nooney Realty Trust, Inc. at the Special Meeting of Shareholders to be held on Friday, August 8, 1997, commencing at 10:00 A.M. at the Pierre Laclede Conference Center, 7733 Forsyth Boulevard, 2nd floor, in Clayton, Missouri, and at any adjournment thereof, as specified on the reverse side of this proxy. This proxy revokes all prior proxies given by the undersigned.

         The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated July 9, 1997.


                             ---------------------------------------------------
                                                    Date

                             ---------------------------------------------------
                                                 Signature

                             ---------------------------------------------------
                                         Signature if held jointly

                             ---------------------------------------------------
                                             Title or Authority

                                     [BACK]

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

1. PROPOSAL TO AMEND ARTICLE VIII OF THE TRUST'S BYLAWS

                         FOR / / AGAINST / / ABSTAIN / /

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                 IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN
                   THE ENCLOSED PROXY AS SOON AS POSSIBLE. BY
                      DOING SO, YOU MAY SAVE THE TRUST THE
                       EXPENSE OF ADDITIONAL SOLICITATION.